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                                                                    Exhibit 10.1
                                                                [CONFORMED COPY]

                      AMENDMENT NO. 5 TO CREDIT AGREEMENT

                 AMENDMENT No. 5 dated as of July 19, 1996 among ORBITAL SCIENCES CORPORATION (the "Company"), ORBITAL IMAGING CORPORATION and FAIRCHILD SPACE AND DEFENSE CORPORATION, the BANKS listed on the signature pages hereof, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent"), and J.P. MORGAN DELAWARE, as Collateral Agent.

                             W I T N E S S E T H :

                 WHEREAS, the parties hereto have heretofore entered into an Amended and Restated Credit and Reimbursement Agreement dated as of September 27, 1994 (as amended from time to time, the "Agreement"); and

                 WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

                 NOW, THEREFORE, the parties hereto agree as follows:

                 SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

                 SECTION 2. Changes to Definitions. (a) A new definition of "ORBCOMM Global Guaranty" is added in alphabetical order in Section 1.01 of the Agreement, to read in its entirety as follows:

                 "ORBCOMM Global Guaranty" means the Guaranty by Orbital Communications Corporation and ORBCOMM USA L.P. of the Senior Notes Due 2004 issued by ORBCOMM Global Limited Partnership and ORBCOMM Global Capital Corporation, the proceeds of which Notes are to be applied to develop the ORBCOMM system, such Guaranty being in the form provided to the Banks prior to the date of effectiveness of Amendment No. 5 dated as of July 19, 1996 to this Agreement among the Borrowers, the Banks, the Administrative Agent and the Collateral Agent."

                 (b) The definition of "Consolidated Fixed Charges" set forth in Section 1.01 of the Agreement is amended by deleting the parenthetical "(other than Debt owing to the Company or a Consolidated Subsidiary)" where it appears therein and replacing it with the parenthetical "(other than (i) Debt owing to the Company or a Consolidated Subsidiary and (ii) the ORBCOMM Global Guaranty")".
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                 (c) The definition of "Consolidated Leverage Ratio" set forth in Section 1.01 of the Agreement is amended by inserting the parenthetical "(other than the ORBCOMM Global Guaranty") immediately after the term "Consolidated Debt" where it appears therein.

                 SECTION 3.  Exception to the Investments Covenant.  Section
5.07 of the Agreement is amended by:

                 (i) deleting the parenthetical "(other than Investments described in clause (a) above)" set forth in clause (b) thereof and replacing it with the parenthetical "(other than (x) Investments described in clause (a) above and (y) the ORBCOMM Global Guaranty)";

                 (ii)   renumbering clause (h) thereof as clause (i); and

                 (iii)  inserting a new clause (h) immediately following clause
(g) thereof, to read in its entirety as follows:

                 "(h)  the ORBCOMM Global Guaranty; and"

                 SECTION 4. Exception to the Subsidiary Debt Covenant. The first sentence of Section 5.17 of the Agreement is amended to read in its entirety as follows:

                 "Total Debt of all of the Company's Subsidiaries (excluding
         (i) Loan and Letter of Credit Liabilities hereunder, (ii) Debt of a Subsidiary to the Company or to a Wholly-Owned Subsidiary of the Company and (iii) the ORBCOMM Global Guaranty) will at no time exceed 50 of Consolidated Tangible Net Worth."

                 SECTION 5.  Exception to the Restricted Payments Covenant.
Section 5.18 of the Agreement is amended by deleting the period at the end thereof and replacing it with the following phrase "and the redemption in whole of the Debentures on or prior to September 30, 1996 substantially on the terms and conditions described to the Banks prior to the date of effectiveness of Amendment No. 5 dated as of July 19, 1996 to this Agreement among the Borrowers, the Banks, the Administrative Agent and the Collateral Agent."

                 SECTION 6. New York Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                 SECTION 7. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date on which the Administrative Agent shall have received (i) duly executed counterparts hereof signed by the Borrowers and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (ii) evidence reasonably satisfactory to it that ORBCOMM Global





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Limited Partnership and ORBCOMM Global Capital Corporation will have issued the
Senior Notes Due 2004, the proceeds of which Notes are to be applied to develop the ORBCOMM system.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        ORBITAL SCIENCES CORPORATION

                                        By:   /s/ Jeffrey V. Pirone
                                              ----------------------------
                                              Title: Vice President and
                                                     Treasurer


                                        ORBITAL IMAGING CORPORATION

                                        By:    /s/ Jeffrey V. Pirone
                                              ----------------------------
                                              Title: Vice President and
                                                     Chief Financial Officer


                                        FAIRCHILD SPACE AND DEFENSE
                                        CORPORATION

                                        By:    /s/ Jeffrey V. Pirone
                                              ----------------------------
                                              Title: Vice President and
                                                     Assistant Treasurer


                                        MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK

                                        By:   /s/ Kevin J. O'Brien
                                              ----------------------------
                                              Title: Vice President


                                        THE BANK OF NOVA SCOTIA

                                        By:   /s/ J.R. Trimble
                                              ----------------------------
                                              Title: Senior Relationship
                                                     Manager





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                                        SIGNET BANK (formerly known as
                                        Signet Bank/Virginia)

                                        By:   /s/ Ronald K. Hobson
                                              ---------------------------------
                                              Title: Vice President


                                        NATIONSBANK, N.A.

                                        By:   /s/ James W. Gaittens
                                              ---------------------------------
                                              Title: Vice President
                                                     Financial Strategies Group


                                        THE BANK OF TOKYO TRUST COMPANY

                                        By:
                                              ---------------------------------
                                              Title:


                                        THE SUMITOMO BANK LIMITED

                                        By:   /s/ Louanne Baily
                                              ---------------------------------
                                              Title: Vice President and Manager

                                        By:   /s/ Nancy Z. Reimann
                                              ---------------------------------
                                              Title: Vice President





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